                                                                    Exhibit 32.1

                                CERTIFICATION OF
                     DONALD D. WOLF, CHIEF EXECUTIVE OFFICER
                        OF WESTPORT RESOURCES CORPORATION

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this annual report on Form 10-K/A (the "Form 10-K/A") for the year ended December 31, 2002 of Westport Resources Corporation (the "Issuer").

I, Donald D. Wolf, the Chief Executive Officer of the Issuer certify that to the best of my knowledge:

         (i)      the Form 10-K/A fully complies with the requirements of
                  section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: February 5, 2004

                                                  /s/  DONALD D. WOLF
                                                  Name:  Donald D. Wolf
                                                  Title: Chief Executive Officer

Subscribed and sworn to before me
this 5th day of February, 2004.

By:    /s/ DEBRA K. ROGERS
Name:  Debra K. Rogers
Title: Notary Public
My commission expires: 12/07/05